EXHIBIT 99.1

Accuray Appoints Medtech Veteran Suzanne Winter as Chief Commercial Officer

SUNNYVALE, Calif., October 21, 2019 -- Accuray Incorporated (Nasdaq: ARAY) announced today that Suzanne Winter has joined the company as Senior Vice President, Chief Commercial Officer effective October 21, 2019. Ms. Winter will have global responsibility for the commercial function reporting to Accuray’s President and CEO, Joshua Levine.

Ms. Winter has more than 25 years of medical technology experience in senior executive roles spanning general management, commercial operations, and strategic business development across a range of healthcare industry segments, including radiology, neurology and surgery. Most recently, she served as Group Vice President – Americas Region at Medtronic Diabetes, where she led the $1.4 billion diabetes business for the United States, Canada and Latin America sub-regions. Previously, she was the General Manager of GE Healthcare’s Detection and Guidance Solutions operations.

“We are excited to welcome Suzanne as our Chief Commercial Officer at this important point in time in Accuray’s strategic evolution. She has established a reputation for consistently achieving business goals focused on profitable revenue growth and is a proven leader with a deep commercial expertise in delivering innovative, market-driven products that have improved patient care and positively impacted corporate financial performance,” said Mr. Levine. “Accuray has a solid foundation on which to build, and I believe that Suzanne’s background and skills will result in accelerated growth in our business moving forward.”

“At Accuray, improving the treatment experience and outcomes for cancer patients has been a core element in the company’s business history and philosophy. I share this commitment to improving patient’s lives having spent the bulk of my career bringing clinically innovative products and solutions to patients across a wide range of medical device market segments. I look forward to guiding the organization’s commercial execution and expanding access to Accuray’s radiation therapy solutions,” said Suzanne Winter, Senior Vice President, Chief Commercial Officer.

About Accuray

Accuray Incorporated (Nasdaq: ARAY) develops, manufactures and sells radiotherapy systems that are intended to make cancer treatments shorter, safer, personalized and more effective, ultimately enabling patients to live longer, better lives. Our radiation treatment delivery systems in combination with fully-integrated software solutions set the industry standard for precision and cover the full range of radiation therapy and radiosurgery procedures. For more information, please visit www.accuray.com or follow us on Facebook, LinkedIn, Twitter and YouTube.

Safe Harbor Statement

Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate, but are not limited, to expectations regarding the company’s business, foundation, momentum, and growth, expectations regarding the impact of the company’s new chief commercial officer, and expectations regarding the expansion of access to the company’s radiation therapy solutions. These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of the company’s assumptions prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the company’s ability to achieve widespread market acceptance of its products, the ability of customers in China to obtain Class A or B user licenses to purchase radiotherapy systems, the company’s ability to achieve profitability by maintaining or increasing gross margins on its products sales and services, the company’s ability to anticipate or keep pace with changes in the marketplace and the direction of technological innovation and customer demands and such other risks identified under the heading “Risk Factors” in the company’s annual report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 23, 2019, and as updated periodically with the company’s other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management's good faith belief as of that time with respect to future events. The company assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements.

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Investor Contact:

Michael Polyviou

Investor Relations, EVC Group

+1 (732) 933-2755

mpolyviou@evcgroup.com

Media Contact:

Beth Kaplan

Public Relations Director, Accuray Incorporated

+1 (408) 789-4426

bkaplan@accuray.com